UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 8, 2020

Fidelity National Financial, Inc.

(Exact name of registrant as specified in its charter)

001-32630

(Commission File Number)

Delaware	16-1725106
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

601 Riverside Avenue

Jacksonville, Florida 32204

(Address of Principal Executive Offices)

(904) 854-8100

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
FNF Common Stock, $0.0001 par value	FNF	New York Stock Exchange
5.50% Notes due September 2022	FNF22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously announced, On June 1, 2020, Fidelity National Financial, Inc. (“FNF”) completed its acquisition (the “FGL Mergers”) of FGL Holdings, a Cayman Islands exempted company (“FGL”) pursuant to the Agreement and Plan of Merger, dated as of February 7, 2020, by and among FNF, FGL, F I Corp., a Cayman Islands exempted company and F II Corp., a Cayman Islands exempted company, as amended by that First Amendment to the Merger Agreement, dated as of April 24, 2020. The FGL Mergers are more fully described in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on June 1, 2020.

The following audited financial statements of FGL and its subsidiaries are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Report of Independent Registered Public Accounting Firm;

•	Consolidated Balance Sheets as of December 31, 2019 and December 31, 2018;

•	Consolidated Statements of Operations (a) for each of the years in the two year period ended December 31, 2019 and the period from December 1, 2017 to December 31, 2017; and (b) for the year ended September 30, 2017 and the period from October 1, 2017 to November 30, 2017 of Fidelity & Guaranty Life, a Delaware corporation (the “Predecessor Company”);

•	Consolidated Statements of Comprehensive Income (Loss) (a) for each of the years in the two year period ended December 31, 2019 and the period from December 1, 2017 to December 31, 2017; and (b) for the year ended September 30, 2017 and the period from October 1, 2017 to November 30, 2017 of the Predecessor Company;

•	Consolidated Statements of Changes in Shareholders’ Equity (a) for each of the years in the two year period ended December 31, 2019 and the period from December 1, 2017 to December 31, 2017; and (b) for the year ended September 30, 2017 and the period from October 1, 2017 to November 30, 2017 of the Predecessor Company;

•	Consolidated Statements of Cash Flows (a) for each of the years in the two year period ended December 31, 2019 and the period from December 1, 2017 to December 31, 2017 and (b) for the year ended September 30, 2017 and the period from October 1, 2017 to November 30, 2017 of the Predecessor Company; and

•	Notes to the Consolidated Financial Statements and Financial Statement Schedules I to IV.

The following unaudited financial statements of FGL and its subsidiaries are included as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Condensed Consolidated Balance Sheets as of March 31, 2020 (unaudited) and December 31, 2019;

•	Unaudited Condensed Consolidated Statements of Operations for the three months ended March 31, 2020 and March 31, 2019;

•	Unaudited Condensed Consolidated Statements of Comprehensive Income (Loss) for the three months ended March 31, 2020 and March 31, 2019;

•	Unaudited Condensed Consolidated Statements of Changes in Shareholders’ Equity for the three months ended March 31, 2020 and March 31, 2019;

•	Unaudited Condensed Consolidated Statements of Cash Flows for three months ended March 31, 2020 and March 31, 2019; and

•	Notes to the Unaudited Condensed Consolidated Financial Statements.

The following unaudited pro forma condensed combined financial statements combining the historical financial statements of FNF and its subsidiaries and FGL and its subsidiaries, reflecting an acquisition by FNF, are included as Exhibit 99.3 to this Current Report on Form 8-K:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2020;

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2020 and the year ended December 31, 2019; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

Also included as Exhibit 23.1 to this Current Report on Form 8-K is the consent of KPMG LLP, FGL’s independent registered public accounting firm, consenting to the incorporation by reference of its report contained in FGL’s Annual Report on Form 10-K for the year ended December 31, 2019 forming part of Exhibit 99.1, which is included as Exhibit 23.1.

The pro forma financial information included in this Current Report on Form 8-K has been presented for illustrative purposes only. It does not purport to be indicative of the actual results of operations that FGL and FNF would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve following the completion of the FGL Mergers.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
23.1	Consent of KPMG LLP (with respect to FGL Holdings)
99.1	FGL Holdings Audited Consolidated Financial Statements as of December 31, 2019 and December, 2018 and (a) for each of the years in the two year period ended December 31, 2019 and the period from December 1, 2017 to December 31, 2017 and (b) for the year ended September 30, 2017 and the period from October 1, 2017 to November 30, 2017 of the Predecessor Company (incorporated by reference to FGL’s Annual Report on Form 10-K for the year ended December 31, 2019)
99.2	FGL Holdings Unaudited Condensed Consolidated Financial Statements as of March 31, 2020 and for the three months ended March 31, 2020 (incorporated by reference to FGL’s Quarterly Report on Form 10-Q for the three months ended March 31, 2020)
99.3	Unaudited Pro Forma Condensed Combined Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.

By:	/s/ Michael L. Gravelle
Name	Michael L. Gravelle
Title	Executive Vice President, General Counsel and Corporate Secretary

Date: June 8, 2020